UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

FedEx Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on September 21, 2020.

FEDEX CORPORATION

FEDEX CORPORATION
942 SOUTH SHADY GROVE ROAD
MEMPHIS, TN 38120
ATTN: INVESTOR RELATIONS

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	July 27, 2020
Date: September 21, 2020 Time: 8:00 a.m., Central Time
Location:	Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/FDX2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/FDX2020 and be sure to have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before September 7, 2020 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/FDX2020. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR each of the listed nominees and FOR Proposals 2 and 3.
1.	Election of Directors:
	1a.	MARVIN R. ELLISON
	1b.	SUSAN PATRICIA GRIFFITH
	1c.	JOHN C. (“CHRIS”) INGLIS
	1d.	KIMBERLY A. JABAL
	1e.	SHIRLEY ANN JACKSON
	1f.	R. BRAD MARTIN
	1g.	JOSHUA COOPER RAMO
	1h.	SUSAN C. SCHWAB
	1i.	FREDERICK W. SMITH
	1j.	DAVID P. STEINER
	1k.	RAJESH SUBRAMANIAM
	1l.	PAUL S. WALSH
2.	Advisory vote to approve named executive officer compensation.
3.	Ratify the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm for fiscal year 2021.
The Board of Directors recommends you vote AGAINST Proposals 4 through 8.
4.	Stockholder proposal regarding lobbying activity and expenditure report.
5.	Stockholder proposal regarding political disclosure.
6.	Stockholder proposal regarding employee representation on the Board of Directors.
7.	Stockholder proposal regarding shareholder right to act by written consent.
8.	Stockholder proposal regarding integrating ESG metrics into executive compensation.
NOTE: At their discretion, the proxies are authorized to vote on any other matters that may properly come before the meeting and any adjournments or postponements thereof.